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                                                                    EXHIBIT 23.2




                          INDEPENDENT AUDITOR'S CONSENT


We hereby consent to the incorporation by reference in the Registration Statement of Broadview Media, Inc. and Subsidiary on Form S-8 (No. 333-56054) of our report dated May 13, 2002 appearing in the Form 10-KSB Annual Report of Broadview Media, Inc. and Subsidiary for the year ended March 31, 2002.






                                           Lurie Besikof Lapidus & Company, LLP
                                           Minneapolis, Minnesota
                                           June 21, 2002